Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	1/31/09	2/28/09	3/31/09	4/30/09	5/31/09	6/30/09
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	6,078	5,259	6,290	5,945	5,199	4,811
Investment securities, at market	629,165	602,724	472,334	440,920	423,503	367,088
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	695,243	667,983	538,624	506,865	488,702	431,899

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	548,693	2,207,389	2,207,389	1,494,233	1,494,233	1,494,233
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	22,048,693	23,707,389	23,707,389	22,994,233	22,994,233	22,994,233

TOTAL ASSETS	22,743,936	24,375,372	24,246,013	23,501,098	23,482,935	23,426,132

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted    July 7, 2009    Signed    /s/ Gary N Thompson        Printed Name of Signatory    Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	1/31/09	2/28/09	3/31/09	4/30/09	5/31/09	6/30/09
LIABILITIES:
Post-Petition debt (Sched. C)	24,074	26,675	24,144	18,646	23,076	26,658

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,180,388	138,182,989	138,180,458	138,174,960	138,179,390	138,182,972

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(10,395,656)	(8,766,821)	(8,893,649)	(9,633,066)	(9,655,659)	(9,716,044)

TOTAL SHAREHOLDERS EQUITY	(115,436,452)	(113,807,617)	(113,934,445)	(114,673,862)	(114,696,455)	(114,756,840)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	22,743,936	24,375,372	24,246,013	23,501,098	23,482,935	23,426,132

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	1/31/09	2/28/09	3/31/09	4/30/09	5/31/09	6/30/09
REVENUE:
Net investment income	523	576	657	611	600	597
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,931)	(8,784)	(8,750)	(8,753)	(8,816)	(8,694)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(12,496)	(19,059)	(62,191)	(15,250)	(8,564)	(48,501)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	(654)	0	(52,420)	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,977)	(975)	(2,247)	(1,528)	(5,049)	(2,568)
Overhead expenses	(824)	(879)	(776)	(809)	(759)	(739)
Miscellaneous	(20)	(740)	(1,101)	(532)	(5)	(480)

NET OPERATING INCOME / LOSS	(25,379)	(29,861)	(126,828)	(26,261)	(22,593)	(60,385)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	1,287,616	0	(683,812)	0	0
Equity in unrealized losses of securities of AIC	0	371,080	0	(29,344)	0	0

TOTAL OTHER INCOME (EXPENSE)	0	1,658,696	0	(713,156)	0	0

NET INCOME (LOSS)	(25,379)	1,628,835	(126,828)	(739,417)	(22,593)	(60,385)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059

Form OPR-3
SOURCES AND USE OF CASH

	1/31/09	2/28/09	3/31/09	4/30/09	5/31/09	6/30/09
CASH DIFFERENCE:
Current ending cash balance	6,078	5,259	6,290	5,945	5,199	4,811
Less ending prior month balance	(2,247)	(6,078)	(5,259)	(6,290)	(5,945)	(5,199)

NET CASH INCREASE (DECREASE)	3,831	(819)	1,031	(345)	(746)	(388)

SOURCES OF CASH:
Net income (loss)	(25,379)	1,628,835	(126,828)	(739,417)	(22,593)	(60,385)
Equity in earnings and unrealized losses of AIC	0	(1,658,696)	0	713,156	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	29,505	26,441	130,390	31,414	17,416	56,415
Increase in:
Post- petition debt	0	2,601	0	0	4,431	3,582
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	4,126	(819)	3,562	5,153	(746)	(388)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(295)	0	(2,531)	(5,498)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(295)	0	(2,531)	(5,498)	0	0

NET CASH INCREASE (DECREASE)	3,831	(819)	1,031	(345)	(746)	(388)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	1/31/09	2/28/09	3/31/09	4/30/09	5/31/09	6/30/09
TRADE ACCOUNTS PAYABLE	24,074	26,675	24,144	18,646	23,076	26,658
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	24,074	26,675	24,144	18,646	23,076	26,658